                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   OCTOBER 26, 1999
                                                 ------------------------------

                                ASHFORD.COM, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Delaware                   0-27357                  76-0617905
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


3800 Buffalo Speedway, Suite 400, Houston, Texas                         77098
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code   (713) 369-1300
                                                   ----------------------------



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         (Former name or Former Address, if Changed Since Last Report.)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.


                  On October 26, 1999, Ashford.com, Inc., a Delaware corporation (the "Company"), acquired the TimeZone.com and paris1925.com Internet domain names as well as the related trademarks and content (the "Purchase"). The Purchase was completed pursuant to an Option Agreement dated August 17, 1999 by and between the Company and Power Reserve, Inc. and Richard E. Paige, an Asset Acquisition Agreement dated as of October 26, 1999 by and among the Company, Power Reserve, Inc. and certain shareholders, and an Asset Acquisition Agreement dated as of October 26, 1999 by and between the Company and Richard E. Paige. The TimeZone.com and paris1925.com Internet sites provide content and community related to watches and the watch industry. The Company paid an aggregate purchase price of $4.3 million consisting of $940,000 of cash and 332,500 shares of the Company's common stock. The cash component of the aggregate purchase price was funded from the Company's existing cash and cash equivalent balances.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           Exhibit
                           Number   Description

                           2.1* Option Agreement dated as of August 17, 1999 by and among the Company and Power Reserve, Inc. and Richard E. Paige

                           2.2 Asset Acquisition Agreement dated as of October 26, 1999 by and among the Company, Power Reserve, Inc. and the Shareholders.

                           2.3* Asset Acquisition Agreement dated as of October 26, 1999 by and between the Company and Richard E. Paige, including Exhibits A and B thereto**

                           99.1     Text of Press Release dated October 27,
                                    1999.



 * Confidential treatment requested as to certain portions of this exhibit.

** Pursuant to Item 601(b)(2) of Regulation S-K, the remaining exhibits to this
   Asset Acquisition Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ASHFORD.COM, INC.



Date:  November 12, 1999                 By: /s/ David F. Gow
                                            ------------------------------------
                                            David F. Gow
                                            Chief Financial Officer


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                                 EXHIBIT INDEX

         Exhibit
         Number            Description
         -------           -----------
         2.1*              Option Agreement dated as of August 17, 1999 by and
                           among the Company and Power Reserve, Inc. and
                           Richard E. Paige

         2.2               Asset Acquisition Agreement dated as of October 26,
                           1999 by and among the Company, Power Reserve, Inc.
                           and the Shareholders.

         2.3*              Asset Acquisition Agreement dated as of October 26,
                           1999 by and between the Company and Richard E.
                           Paige, including Exhibits A and B thereto**

         99.1              Text of Press Release dated October 27, 1999.


*  Confidential treatment requested as to certain portions of this exhibit.

** Pursuant to Item 601(b)(2) of Regulation S-K, the remaining exhibits to this Asset Acquisition Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.